UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 19, 2010

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3015 16th Street SW, Suite 100 Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.                      Other Events.

On November 19, 2010, the Registrant issued a press release announcing that its operating partnership, IRET Properties, has closed on the acquisition of the Edgewood Vista senior living facility located in Minot, North Dakota, for a total purchase price of $15.2 million.  The Registrant also announced the completion of its previously-announced planned sale of three multi-family residential properties in Colorado, the Miramont and Pinecone Apartments in Ft. Collins, Colorado and the Neighborhood apartment complex in Colorado Springs, Colorado, for a total sales price of $44.6 million.   A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.                      Financial Statements and Exhibits

(d)           The following exhibit is included in this report:

Exhibit No.                                           Description

99.1                                           Press Release dated November 19, 2010

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Forward-looking statements can often be identified by the use of terminology such as "may," "should," "expects, " "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. However, such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. For the Registrant, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: the continued financial strength and credit-worthiness of our tenants; the impact of conditions in the financial and credit markets on the availability and cost of our funding; the adequacy of our cash flow and earnings and other conditions which may affect our ability to maintain our quarterly dividend at the current level; and numerous other matters on a national and regional scale, including those of a political, economic, business and competitive nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. These uncertainties are described in more detail in the "Risk Factors" section of our most recent Report on Form 10-K, and on our other filings from time to time with the Securities and Exchange Commission. We do not undertake to update our forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: November 19, 2010